SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                FEBRUARY 14, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                  Commission                IRS Employer
jurisdiction                    File Number               Identification
of incorporation                                          Number

Delaware                          1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600







                                Page 1 of 7 Pages
                       The Exhibit Index Appears on Page 4

         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On February 14, 2002 registrant issued a press release entitled "Bankruptcy Court Stays Asbestos Claims Against Dresser Industries Inc. in Harbison-Walker Chapter 11 Filing".

     The following summarizes that press release:

     Registrant announced that a U.S. Bankruptcy Court has issued a temporary restraining order staying more than 200,000 pending asbestos claims against its subsidiary Dresser Industries, Inc. The ruling was in connection with Harbison-Walker Refractories Company's filing of a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code.

     Please see the full text of the attached press release for further details.


Item 7.  Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c) Exhibits.

         Exhibit 20 - Press release dated February 14, 2002.









                                Page 2 of 7 Pages
                       The Exhibit Index Appears on Page 4

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HALLIBURTON COMPANY




Date:    February 15, 2002          By: /s/ Susan S. Keith
                                       -------------------------------------
                                            Susan S. Keith
                                            Vice President and Secretary













                                Page 3 of 7 Pages
                       The Exhibit Index Appears on Page 4

                                  EXHIBIT INDEX



Exhibit        Description

20             Press Release Dated February 14, 2002

               Incorporated by Reference













                                Page 4 of 7 Pages
                       The Exhibit Index Appears on Page 4